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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 March 25, 2004
                                 --------------
                        (Date of earliest event reported)


                       COMPUTERIZED THERMAL IMAGING, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                                 87-0458721
          ------                                                 ----------
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                    001-16253
                                    ---------
                              (Commission File No.)

                              1719 West 2800 South
                                Ogden, Utah 84401
                                 (801) 776-4700
                                 --------------
          (Address of principal executive offices and telephone number, including area code)


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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 25, 2004, Computerized Thermal Imaging, Inc. ("CTI") announced that it would move from the American Stock Exchange to OTC Bulletin Board; that it has obtained a leasing commitment from Associated Leasing International; and has received FDA comments. The press release announcing the change from AMEX to OTCBB, leasing agreement as well as the receipt of FDA comments, is filed with this report as Exhibit 99 and is incorporated into this report by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         99   Press release dated March 25, 2004.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMPUTERIZED THERMAL IMAGING, INC.



                                            /s/ B.J. Mendenhall
                                            ------------------------------------
                                            B.J. Mendenhall
                                            Chief Financial Officer


Date:  March 25, 2004



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                                INDEX TO EXHIBITS

           Exhibits

              99           Press release dated March 25, 2004.